         FIRST AMENDMENT TO POST-PETITION LOAN AND SECURITY AGREEMENT
         ------------------------------------------------------------

     THIS FIRST AMENDMENT TO POST-PETITION LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 20th day of July, 1999, by and among GULF STATES STEEL, INC. OF ALABAMA, an Alabama corporation and a Chapter 11 debtor-in-possession ("Borrower"); the financial institutions listed on the signature pages to the Loan Agreement (as hereinafter defined) and their respective successors and assigns which become "Lenders" as provided therein (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders" and individually as a "Lender"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders pursuant to Section 12 of the Loan Agreement (together with its successors in such capacity, "Agent").

                                   Recitals:
                                   --------

     Borrower, Lenders, and Agent are parties to a certain Post-Petition Loan and Security Agreement dated July 1, 1999 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders have made certain loans to Borrower secured by all of the Collateral (as hereinafter defined).

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.        Definitions.  Capitalized terms used in this Amendment (including
          -----------
in the Recitals above), unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

1.        Amendment to Loan Agreement. The Loan Agreement is hereby amended as
          ---------------------------
follows:

     (a) By adding a new paragraph at the end of Section 6.1 thereof, to read as follows:

          Notwithstanding the foregoing, the Collateral shall not include any Property of Borrower constituting Term Loan Lender Exclusive Collateral, as that term is defined in the Intercreditor Agreement.

     (b) By amending the definition of "Term Lender" in Appendix A, to delete the reference to "Ableco Finance LL" and to substitute in lieu thereof "Ableco Finance LLC."

1.        Ratification and Reaffirmation.  Borrower hereby ratifies and
          ------------------------------
reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.
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2.        Acknowledgments and Stipulations.  Borrower acknowledges and
          ---------------------------------
stipulates that the Loan Agreement and the Notes are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Agent are duly perfected, first priority security interests and liens (except as otherwise provided in the Intercreditor Agreement); and the unpaid principal amount of the Revolver Loans as of the close of business on July 19, 1999, totalled $38,302,116.10.

1.        Representations and Warranties.  Borrower represents and warrants
          ------------------------------
to Agent and each Lender, to induce Agent and each Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

1.        Expenses of Agent and Lenders.  Borrower agrees to pay, on
          -----------------------------
demand, all costs and expenses incurred by Agent and each Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and each Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

1.        Effectiveness; Governing Law.  This Amendment shall be effective
          ----------------------------
when duly executed by Borrower and Lenders and thereafter accepted by Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be deemed a contract made in the State of Georgia and governed by and construed in accordance with the internal laws of the State of Georgia.

1.        No Novation, etc.. Except as otherwise expressly provided in this
          ----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

1.        Counterparts; Telecopied Signatures. This Amendment may be executed in
          -----------------------------------
any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                       2

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1.        Further Assurances.  Borrower agrees to take such further actions as
          ------------------
Agent or any Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                    BORROWER:
                                    --------

                                    GULF STATES STEEL, INC. OF ALABAMA

                                    By: /s/ James R. Grimm
                                        -------------------------
                                        Title: Senior VP & CFO
                                               -------------------


                                    LENDERS:
                                    -------

                                    FLEET CAPITAL CORPORATION

                                    By: /s/ Robert Dailey
                                        -------------------------
                                        Title: Vice President
                                               ------------------

                                    CONGRESS FINANCIAL CORPORATION


                                    By: /s/ John Husson
                                        -------------------------
                                        Title: Vice President
                                        -------------------------


                                    Accepted in Atlanta, Georgia:

                                    AGENT:
                                    -----

                                    FLEET CAPITAL CORPORATION, as Agent

                                    By: /s/ Robert Dailey
                                        -------------------------
                                        Title: Vice President
                                        -------------------------